Capital Stock	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
Capital Stock

Note 5 - Capital Stock

The Company issued an aggregate of 2,921,145 shares of common stock pursuant to closings of a private placement on April 27, 2018 and also on June 8, 2018, at the sale price of $1.50 per share. The aggregate gross proceeds were approximately $4.4 million.

In connection with the private placement, the Company agreed to compensate the U.S. registered broker-dealer (the “Placement Agent” with (i) a cash commission of 10 percent of the gross proceeds raised from investors in the private placement introduced by them, and (ii) warrants to purchase that number of shares of common stock equal to 10 percent of the number of shares of common stock sold to investors in the private placement introduced by them. Accordingly, the $438,172 cash commission paid and warrants with a fair value of $203,615 issued to the Placement Agent to purchase up to an aggregate of 292,114 shares of common stock in the Company are included in issuance costs in the Statement of Stockholders’ Equity.

Concurrent with the closing of the private placement, former shareholders of Amesite Operating Company purchased 895,829 shares of common stock of the Company at a price of $1.20 per share for aggregate gross proceeds of approximately $1 million.

The capital structure of the Company includes 50,000,000 authorized shares of common stock with a par value of $0.0001 per share and 5,000,000 authorized shares of preferred stock with a par value of $0.0001 per share.

As of June 30, 2018, there were 12,750,307 and 0 shares of common stock and preferred stock, respectively, issued and outstanding.

As of December 31, 2017, there were 5,833,333 and 0 shares of common stock and preferred stock, respectively, issued and outstanding. See Note 3 for additional information.